Exhibit 99.2
NABORS INDUSTRIES LTD. October 26, 2023 3Q 2023 Earnings Presentation

N A B O R S . C O M We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • geopolitical events, pandemics (including COVID-19) and other macro-events and their respective and collective impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; 2 Forward Looking Statements • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • global views on and the regulatory environment related to energy transition and our ability to implement our energy transition initiatives; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes, sanctions or tariffs; and • general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt, adjusted gross margin and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of non-GAAP measures to the most comparable GAAP measures are provided in the Appendix at the end of this presentation.

N A B O R S . C O M 3 September 30 Rig Utilization and Availability RIG FLEET(1)(2) 326 RIGS ON REVENUE(1) 155 UTILIZATION AT 9/30/2023 49% TOTAL U.S. OFFSHORE 12 3 25% 16 4 25% ALASKA INTERNATIONAL 133 77 58% 111 71 64% U.S. LOWER-48 HIGH SPEC(2) (1) As of September 30, 2023 (2) Excludes non-high spec rigs in the Lower 48

# Recent Highlights

Note: For reconciliations of adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow to the most comparable GAAP measure, see non-GAAP measures in the Appendix

(1) Adjusted gross margin percent represents adjusted gross margin divided by total revenue

NABORS

## 3Q 2023 adjusted EBITDA of $210M

Adjusted EBITDA up 10% year-on-year

## 12 International awards

Saudi Arabia update:

- 4th newbuild was deployed in mid-3Q
- 4 rigs anticipated to start in 2024
- Awarded third tranche of 5 newbuild rigs

Awarded 2 rigs in Colombia in 3Q

Awarded 4 rigs in Algeria

Opportunities for additional rigs in Latin America and Middle East

## Focus on leverage

Expecting $225-$250M FCF in 2023

Net debt reduction of $66M, or 3%, from 3Q a year ago

RCF undrawn on Sept 30th

## Drilling Solutions progress

3Q adjusted EBITDA of $30M

Adjusted gross margin[1] of 51% in 3Q

Grew 3Q U.S. third party and international revenue each by 8% vs 2Q

Adjusted EBITDA up 19% year-on-year

## Stabilization in L48 rig count and leading edge pricing

Daily adjusted gross margin higher than that of any quarter prior to 2023

## ESG momentum

Growing revenue and EBITDA from our Energy Transition portfolio

SMARTPower™ 5 commercial installs

On target to meet emissions reduction goal for 2023

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition Five Keys to Excellence 1 2 3 4 5

N A B O R S . C O M $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2021 2022 2023 L48 Drilling Adjusted Daily Gross Margin(1) $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2021 2022 2023 L48 Drilling Daily Rig Revenue(1) 6 Powerful daily revenue and margins 1 Performance Excellence In The Lower-48 Daily Revenue and Margin Holding above Prior Cycle Highs (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2021 2022 2023 L48 Drilling Adjusted Daily Gross Margin(1) 0 10 20 30 40 50 60 70 80 90 100 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2021 2022 2023 L48 Drilling Average Rig Count 7 Disciplined pricing maintains attractive daily margins 1 Performance Excellence In The Lower-48 Margins Remain Robust as Rig Count Challenged by Commodity Prices (1) Adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

N A B O R S . C O M $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2021 2022 2023 International Drilling Adjusted Daily Gross Margin(1) $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2021 2022 2023 International Drilling Daily Rig Revenue(1) Working to enhance both the top and bottom line 9 International Focus Growing Dayrates and Margin 2 Resilience Leading to Growth in Our International Segment (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 50 55 60 65 70 75 80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2021 2022 2023 International Drilling Average Rig Count $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2021 2022 2023 International Drilling Adjusted Daily Gross Margin(1) Increases in rig activity while generating solid margins 10 Growing International Rig Count with Attractive Margins 2 Resilience Leading to Growth in Our International Segment (1) Adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 40 45 50 55 1Q 2Q 3Q 4Q 1QA 2QA 3QA 4QF 1Q 2Q 3Q 4Q 2022 A 2023 2024 F SANAD Estimated Average Rig Count Potential* 11 Significant Growth Trajectory in Saudi Arabia Resilience Leading to Growth in Our International Segment • Awarded 15 total rigs to-date • 50 rigs to be deployed over 10 years • First startup in 3Q’22, second in 4Q’22, third in 2Q’23, fourth in 3Q’23 and four more expected in 2024 • Capital expense funded organically by SANAD • 6-year initial contracts, payout within 5 years, plus 4-year renewal at market rate Newbuild Program Generating Revenue • These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections. 2

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

N A B O R S . C O M 30% 35% 40% 45% 50% 55% 60% 65% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2021 2022 2023 NDS Revenue & Adjusted Gross Margin Revenue Adjusted gross margin Adjusted GM % 13 NDS Capitalizing on Higher Penetration Improving Outlook For Our Technology & Innovation Revenue(1) Up 104% Adjusted GM(1) Up 124% Expanding our high-value / high-margin low-capital technology services 3 Adjusted gross margin of 51% in 3Q 2023 (1) Compared to 1Q 2021 “The results [of the collaboration] are delivering faster ROP, lower vibration and reducing thousands of distractions per well for drillers.” Curtis Cheatham, VP of Research and Development at Corva on Predictive Drilling collaboration

N A B O R S . C O M 14 3 Improving Outlook For Our Technology & Innovation Successful Predictive-Drilling Closed Loop Test in Delaware Basin • ROP (Rate of Penetration) and WOB (Weight on Bit) maintained in an optimal band while also reducing variance between crews • Vibration filters actively adjust to reduce bit and tool wear, with an observed 9.7% reduction in average vibration • On-bottom ROP in the lateral improved 36% with Predictive Drilling turned on versus off, within wells and against offsets • Enables real-time remote control of the rig Auto Driller through seamless cloud-to-cloud connection, with no additional rig devices

N A B O R S . C O M 0 500 1000 1500 2000 2500 3000 3500 4000 Q2'18 Q4'18 Q2'19 Q4'19 Q2'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2 '23 Q3 '23 Cumulative Number of Wells Drilled 15 Smart Suite Growth Maintains Upward Trajectory Improving Outlook For Our Technology & Innovation 3,500+ Wells Drilled 65+ Million Feet Drilled SmartDRILL® Automation Commercialization SmartNAV® & SmartSLIDE® Solutions Commercialization Third-Party SmartDRILL® Deployment 3 Third-Party SmartSLIDE® Deployment

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

N A B O R S . C O M $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2018 2019 2020 2021 2022 2023 Billions Net Debt 17 Significant Headway toward Financial Goals 4 Progress on Our Commitment to De-lever ~ $1.8B Net Debt(1) reduction from previous high in 1Q 2018 $1.8B (1) Net Debt is a non-GAAP metric; see reconciliations in the Appendix

N A B O R S . C O M Performance excellence in the Lower-48 Expanding & enhancing our International segment Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 1 2 3 4 5 Five Keys to Excellence

5 Leading in Sustainability and the Energy Transition

# A Shared Path Forward


Energy Innovation vs. Energy Exclusion
Remove tradeoffs between energy sources
Capitalize on Strengths and Adjacencies
Can we add value to other industries?
Collaboration is Key to Success
Leverage collective strengths to accelerate progress

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N A B O R S . C O M 5 Leading in Sustainability and the Energy Transition 20 Nabors Initiatives to Lower Emissions Pursuing Multiple Decarbonization Pathways Cleaner Fuels Energy Storage Engine Optimization Emissions Monitoring Alternative Energy

5 Leading in Sustainability and the Energy Transition Emissions Monitoring Energy Storage Alternative Energy Our Venture Portfolio Future energy system needs clean, dispatchable and scalable energy solutions N A B O R S . C O M 21

N A B O R S . C O M 22 Ubiquitous Ability to create heat reservoirs by drilling into deep rock formations Innovative Drilling Technologies Reducing cost per energy-unit produced by using and combining new technologies Baseload Reliable and available 24/7 Renewable Subsurface heat replenished naturally Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years Geothermal Market Technology Advancements Technological advancements are enabling wide-scale commercial geothermal development Leading in Sustainability and the Energy Transition 5

N A B O R S . C O M Appendix 23

N A B O R S . C O M September 30, June 30, September 30, 2022 2023 2023 Net income (loss) ($4,461) $16,231 ($31,244) Income tax expense (benefit) 12,352 26,448 10,513 Income (loss) from continuing operations before income taxes $7,891 $42,679 ($20,731) Investment (income) loss (4,813) (11,743) (10,169) Interest Expense 43,841 46,164 44,042 Other, net (25,954) (1,775) 35,546 Adjusted Operating Income (loss) 20,965 75,325 48,688 Depreciation and Amortization 169,857 159,698 161,337 Adjusted EBITDA $190,822 $235,023 $210,025 (In Thousands) Three Months Ended 24 Reconciliation of Non-GAAP Financial Measures to Net Income (Loss) Adjusted EBITDA represents net income (loss) before income (loss) from discontinued operations, net of tax, income taxes, investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below.

# Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income

Adjusted gross margin by segment represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization.

| (In Thousands) | Three Months Ended September 30, 2022 | Three Months Ended June 30, 2023 | Three Months Ended September 30, 2023 |
|---|---|---|---|
| **Lower 48 - U.S. - Drilling** | | | |
| Adjusted operating income | $ 25,551 | $ 60,496 | $ 40,366 |
| Plus: General and administrative costs | 4,798 | 5,209 | 5,239 |
| Plus: Research and engineering | 1,652 | 1,189 | 1,389 |
| GAAP Gross Margin | 32,001 | 66,894 | 46,994 |
| Plus: Depreciation and amortization | 62,583 | 58,533 | 60,447 |
| Adjusted gross margin | $ 94,584 | $ 125,427 | $ 107,441 |
| **Other - U.S. - Drilling** | | | |
| Adjusted operating income | $ 12,225 | $ 14,912 | $ 9,216 |
| Plus: General and administrative costs | 343 | 323 | 331 |
| Plus: Research and engineering | 157 | 132 | 90 |
| GAAP Gross Margin | 12,725 | 15,367 | 9,637 |
| Plus: Depreciation and amortization | 14,127 | 7,504 | 7,329 |
| Adjusted gross margin | $ 26,852 | $ 22,871 | $ 16,966 |
| **U.S. - Drilling** | | | |
| Adjusted operating income | $ 37,776 | $ 75,408 | $ 49,582 |
| Plus: General and administrative costs | 5,141 | 5,532 | 5,570 |
| Plus: Research and engineering | 1,809 | 1,321 | 1,479 |
| GAAP Gross Margin | 44,726 | 82,261 | 56,631 |
| Plus: Depreciation and amortization | 76,710 | 66,037 | 67,776 |
| **Adjusted gross margin** | **$ 121,436** | **$ 148,298** | **$ 124,407** |

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N A B O R S . C O M September 30, June 30, September 30, 2022 2023 2023 Long-Term Debt $2,585,517 $2,503,250 $2,501,339 Cash & Short-term Investments $425,070 $429,059 $406,643 Net Debt $2,160,447 $2,074,191 $2,094,696 (In Thousands) 26 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below.

# Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment

Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization.

| (In Thousands) | Three Months Ended September 30, 2023 | | | | | |
|---|---|---|---|---|---|---|
| | U.S. Drilling | International Drilling | Drilling Solutions | Rig Technologies | Other reconciling items | Total |
| Adjusted operating income (loss) | $ 49,582 | $ 9,862 | $ 25,341 | $ 4,995 | $ (41,092) | $ 48,688 |
| Depreciation and amortization | 67,775 | 86,313 | 5,078 | 2,226 | (55) | 161,337 |
| Adjusted EBITDA | $ 117,357 | $ 96,175 | $ 30,419 | $ 7,221 | $ (41,147) | $ 210,025 |

| (In Thousands) | Three Months Ended June 30, 2023 | | | | | |
|---|---|---|---|---|---|---|
| | U.S. Drilling | International Drilling | Drilling Solutions | Rig Technologies | Other reconciling items | Total |
| Adjusted operating income (loss) | $ 75,408 | $ 10,407 | $ 28,351 | $ 5,052 | $ (43,893) | $ 75,325 |
| Depreciation and amortization | 66,038 | 87,924 | 4,405 | 1,356 | (25) | 159,698 |
| Adjusted EBITDA | $ 141,446 | $ 98,331 | $ 32,756 | $ 6,408 | $ (43,918) | $ 235,023 |

| | Three Months Ended September 30, 2022 | | | | | |
|---|---|---|---|---|---|---|
| | U.S. Drilling | International Drilling | Drilling Solutions | Rig Technologies | Other reconciling items | Total |
| Adjusted operating income (loss) | $ 37,776 | $ (907) | $ 20,099 | $ 3,412 | $ (39,415) | $ 20,965 |
| Depreciation and amortization | 76,710 | 86,829 | 5,513 | 1,406 | (601) | 169,857 |
| Adjusted EBITDA | $ 114,486 | $ 85,922 | $ 25,612 | $ 4,818 | $ (40,016) | $ 190,822 |

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N A B O R S . C O M Three Months Ended September 2023 Net cash provided by operating activities $133,425 Add: Capital expenditures, net of proceeds from sales of assets (138,583) Adjusted free cash flow ($5,158) (In Thousands) 28 Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders through dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP.

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @ n a b o r s g l o b a l Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com